UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	LWAY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On September 6, 2022, Lifeway Foods, Inc. (the “Company”) entered into an agreement (the “Settlement Agreement”) with Edward Smolyansky (“Mr. Smolyansky”), to settle certain claims related to Mr. Smolyansky’s former employment with the Company.

Pursuant to the Settlement Agreement, the Company and Mr. Smolyansky have agreed, among other things, that (i) the Company will pay Mr. Smolyansky a lump sum payment of $100,000, (ii) Mr. Smolyansky is subject to customary post-employment obligations, including without limitation, an eighteen month non-compete, and (iii) Mr. Smolyansky and the Company mutually released each other from all claims against each other, except for claims related to that certain Proxy Settlement Agreement dated as of July 27, 2022, by and among the Company, Mr. Smolyansky and Ludmila Smolyansky (“Ms. Smolyansky”).

The description of the Settlement Agreement contained herein is qualified in its entirety by reference to the Settlement Agreement, which is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

On September 6, 2022, the Company entered into an agreement (the “Termination Agreement”) with Ms. Smolyansky, a member of the Company’s board of directors, that terminated the Endorsement Agreement, dated as of March 14, 2016, by and between the Company and Ms. Smolyansky (the “Endorsement Agreement”) as of September 6, 2022.

Pursuant to the Termination Agreement, the Company and Ms. Smolyansky have agreed, among other things, that (i) the Company will pay Ms. Smolyansky a lump sum payment of $400,000, (ii) Ms. Smolyansky will no longer have any further claims against the Company under the Endorsement Agreement, and (iii) the Endorsement Agreement will terminate and be of no further force or effect except for the provisions thereof that expressly survive termination.

The description of the Termination Agreement contained herein is qualified in its entirety by reference to the Termination Agreement, which is attached hereto as Exhibits 10.2 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Settlement Agreement dated as of September 1, 2022, between the Company and Edward Smolyansky.
10.2	Termination Agreement dated as of August 30, 2022, between the Company and Ludmila Smolyansky.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.
Dated: September 12, 2022	By:	/s/ Eric Hanson
Name: Eric Hanson Title: Chief Financial and Accounting Officer

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